U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12

WITS BASIN PRECIOUS MINERALS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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WITS BASIN PRECIOUS MINERALS INC.

900 IDS Center
80 South 8th Street
Minneapolis, Minnesota 55402-8773
________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 21, 2007
___________________

 To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Wits Basin Precious Minerals Inc., a Minnesota corporation. The Annual Meeting will be held at the offices of Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402-4140, on September 21, 2007, at 9:00 a.m. CDT, or at any adjournment or postponement thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect four directors;

2.	To amend our Articles of Incorporation, as amended (“Articles of Incorporation”), to increase the number of shares of capital stock authorized for issuance from 150,000,000 to 300,000,000; and

3.	To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors has fixed the close of business on August 24, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponement thereof.

All shareholders are invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the enclosed envelope, as promptly as possible, or vote by telephone or the Internet, as per the instructions printed on the proxy card. If you attend the Annual Meeting, you may withdraw the proxy and vote in person.

By Order of the Board of Directors,

WITS BASIN PRECIOUS MINERALS INC.

/s/ Stephen D. King

Stephen D. King
Chief Executive Officer

Minneapolis, Minnesota
August 31, 2007

PROXY STATEMENT
OF
WITS BASIN PRECIOUS MINERALS INC.
___________________
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
September 21, 2007
___________________

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Wits Basin Precious Minerals Inc., a Minnesota corporation, for use at the Annual Meeting of Shareholders to be held on September 21, 2007, at 9:00 a.m. CDT (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402-4140.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Wits Basin Precious Minerals Inc. (sometimes referred to as “we”, “us”, or “our”) is soliciting your proxy to vote at the 2007 Annual Meeting of Shareholders.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  The Annual Meeting will be held on September 21, 2007 at 9:00 a.m. CDT at the offices of Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402-4140.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or over the Internet by following the voting instructions included with these materials.

We intend to mail this proxy statement and accompanying proxy card on or about August 31, 2007 to all shareholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on August 24, 2007, will be entitled to vote at the Annual Meeting.  On this record date, there were 107,139,199 shares of our common stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on August 24, 2007, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a shareholder of record.  As a shareholder of record, your vote is important. Please sign and return the enclosed proxy card in the enclosed envelope to ensure that your shares are represented at the Annual Meeting. You may also vote by telephone or over the Internet or in person at the Annual Meeting. Please refer to the proxy card and other voting instructions included with these materials for more information on the voting methods available to you.

If you vote your proxy by telephone or over the Internet,
you do NOT need to mail back the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 24, 2007, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

•	The election of four directors to hold office until the 2008 Annual Meeting of Shareholders; and

•
The approval of Amended and Restated Articles of Incorporation to increase the number of shares of capital stock authorized for issuance from 150,000,000 to 300,000,000 and provide nonsubstantive updating of incorrect or outdated information.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify.  For the other matter to be voted on, you may vote “For” or “Against” or “Abstain” from voting.  The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting, or you may sign and return the enclosed proxy card in the enclosed envelope, or vote by either telephone or over the Internet. To ensure that your shares are represented at the Annual Meeting, please use one of the following methods:

•	To vote in person, come to the Annual Meeting, where a ballot will be made available to you.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

•	Please refer to the other voting instructions included with these materials for more information on the voting by telephone or over the Internet.

If you vote your proxy by telephone or over the Internet,
you do NOT need to mail back the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if your broker or bank makes telephone or Internet voting available.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

 How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on August 24, 2007.

What if I return a proxy card but do not make specific choices?

Shares represented by valid proxies received by mail, telephone or over the Internet will be voted at the Annual Meeting in accordance with the directions given. If no specific choice is indicated, the shares represented by all valid proxies received will be voted “For” the election of all four nominees for director and “For” the approval of our Amended and Restated Articles of Incorporation. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors, employees and representatives may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

 Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the Annual Meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to our Secretary at 900 IDS Center, 80 South 8th Street, Minneapolis, MN 55402-8773; or

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent and you wish to change your submitted vote, you should follow the instructions provided by your broker or bank in order to change your vote.

When are shareholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by the close of business on May 5, 2008 to our Secretary at 900 IDS Center, 80 South 8th Street, Minneapolis, MN 55402-8773. If you wish to bring a matter before the shareholders at next year’s annual meeting and you do not notify us by July 17, 2008, we will have discretionary authority to vote all shares for which we have proxies in opposition to the matter.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, “Abstentions” and broker non-votes.  Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

For the election of directors to hold office until the 2008 Annual Meeting of Shareholders, the four nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected.  Only votes “For” or “Withheld” will affect the outcome.

To be approved, Proposal 2, with respect to the amendments to our Articles of Incorporation, must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid Annual Meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by shareholders present at the Annual Meeting or by proxy.  On the record date, there were 107,139,199 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.   Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, either the chairman of the Annual Meeting or a majority of the votes present may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in our quarterly report on Form 10-QSB for the quarter ended September 30, 2007.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information sets forth the number and percentage of shares of our common stock owned beneficially, as of August 24, 2007, by any person, who is known to us to be the beneficial owner of five percent or more of our common stock, and, in addition, by each of our directors and executive officers, and by all directors and executive officers as a group. Information as to beneficial ownership is based upon statements furnished to us by such persons. Unless otherwise indicated, the address of each of the following persons is 900 IDS Center, 80 South 8th Street, Minneapolis, MN 55402-8773.

Name	Shares Beneficially Owned (1)		Percent of Class
H. Vance White	4,932,500	(2)	4.5
Stephen D. King	2,700,000	(3)	2.5
Mark D. Dacko	965,000	(4)		*
Clyde L. Smith	700,000	(5)		*
Norman D. Lowenthal	1,000,000	(6)		*
Private Bag X60, Saxonwold, 2132 South Africa
All directors and officers as a group (5 persons)	10,297,500		9.1
Andrew Green	6,550,000		6.1
5101 Creek Road, Cincinnati, OH 45242
Thomas Brazil	8,185,367	(7)	7.4
17 Bayns Hill Road, Boxford, MA 01921
Pacific Dawn Capital	7,133,976	(8)	6.4
2566 W. Woodland Drive, Anaheim, CA 92801

* represents less than 1 percent.

(1)	Except as otherwise indicated, each person possesses sole voting and investment power with respect to the shares shown as beneficially owned.
(2)
Includes 1,450,000 shares issuable upon the exercise of options that are currently exercisable. Also includes 3,242,500 shares held by Hawk Precious Minerals USA, Inc., a wholly owned subsidiary of Hawk Uranium Inc. (f/k/a Hawk Precious Minerals Inc.), and 240,000 shares held by Hawk Uranium Inc., of which Mr. White is a director and executive officer.

(3)
Includes 700,000 shares issuable upon the exercise of options that are currently exercisable and 2,000,000 shares issuable upon exercise of certain warrants. All options and warrants have been transferred into the name of Mr. King’s spouse.

(4)	Represents shares issuable upon the exercise of options that are currently exercisable.
(5)	Represents shares issuable upon the exercise of options that are currently exercisable or will be exercisable within 60 days.
(6)	Includes 700,000 shares issuable upon the exercise of options that are currently exercisable and 100,000 shares issuable upon exercise of certain warrants.
(7)
Includes 3,387,500 shares issuable upon the exercise of certain warrants (held in the name of Boston Financial Partners, Inc., which is owned and controlled by Mr. Brazil). Also includes 91,500 shares owned by Mr. Brazil’s spouse. Mr. Brazil disclaims beneficial ownership of those shares. Of the 3,387,500 warrant shares held by Boston Financial included, Boston Financial has agreed that it will not (and in fact is prohibited from) exercising warrants to purchase 3,375,500 shares until such time that we increase our authorized capital stock.

(8)
Includes (i) 2,666,667 shares issuable upon the exercise of certain warrants and (ii) 1,000,000 shares of common stock Pacific has the right to acquire (at $0.20 per share) on or prior to December 31, 2007, pursuant to the terms of a standby joint venture financing agreement.

PROPOSAL 1:

ELECTION OF DIRECTORS

The number of directors comprising our Board is currently set at four and our Board is presently composed of four members. Vacancies on our Board may be filled by persons elected by a majority of our remaining directors. A director elected by our Board to fill a vacancy (including any vacancy created by an increase in the number of directors) will serve until the next meeting of shareholders at which the election of directors is considered and until such director’s successor is elected and qualified.

Each nominee is currently a director and was nominated for election as a director by our Board. If elected at the Annual Meeting, each of the nominees below would serve until our 2008 Annual Meeting of Shareholders or until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal. It is our policy to invite directors to attend the Annual Meeting. We did not have an Annual Meeting in 2006.

Biographical Summaries of Nominees for the Board of Directors

The name and age of each of the four nominees, his position with us, his principal occupation, and the period during which such person has served as a director are set forth below.

Name	Age	Position(s) Held	Director Since
H. Vance White	62	Chairman	2003
Stephen D. King	51	Chief Executive Officer and Director	2004
Mark D. Dacko	55	Chief Financial Officer, Secretary and Director	2003
Norman D. Lowenthal	69	Director	2003

H. Vance White was elected Chairman of the Board effective September 15, 2006 and has served as a director since June 26, 2003. Mr. White also served as our Chief Executive Officer from June 26, 2003 to September 15, 2006. Since January 2003, Mr. White has also served as President of Hawk Uranium Inc. (f/k/a Hawk Precious Minerals Inc.), a Toronto based mineral exploration company. From May to December 2006, Mr. White served on the board of directors of MacDonald Mines Exploration Ltd., a publicly-held Junior Canadian Resources company. Since April 2001, Mr. White has also been a partner in Brooks & White Associates, an unincorporated partnership providing management, financial and/or investor relations services to junior companies primarily in the natural resources sector. Since 1989, Mr. White has served on the board of directors of Kalahari Resources Inc., a publicly-held Junior Canadian Resources company. Since November 1995, Mr. White has served as the Alpine Ski Race Administrator for the Osler Bluff Ski Club, and since September 1979, Mr. White has served as President and Director of Brewis & White Limited, a private family investment company. From January 1991 to July 1998 he was the Franchisee for Alarm Force Industries in the Collingwood, Grey-Bruce Regions of Central Ontario, a provider of residential and commercial monitored alarm systems. From August 1993 to March 1995, Mr. White was the President of Amarado Resources Inc., a predecessor company of AfriOre Limited, and a Director from August 1993 to June 1997. From September 1983 to September 1995, Mr. White was President of Mid-North Engineering Services, a company providing services and financing to the junior mining sector, prior to which he was President and Director of the Dickenson Group of Companies, gold producers in the Red Lake gold mining camp of North Western Ontario, Canada. Mr. White has been involved with the natural resource industry for over 30 years and intends to devote approximately 50 percent of his time to our affairs.

Stephen D. King was elected Chief Executive Officer effective September 15, 2006 and has served as a director since July 8, 2004. Mr. King also served as our President from May 15, 2006 to September 15, 2006. Since October 2000, Mr. King has served as President of SDK Investments, Inc., a private investment firm located in Atlanta, Georgia specializing in corporate finance and investing. He served as President, from January 1994 until July 2000 and Chairman until October 2000, of PopMail.com, Inc., a publicly traded company with businesses in the hospitality and Internet sectors. Mr. King has no prior experience in the precious mineral exploration or mining industry.

Mark D. Dacko was appointed to our board of directors on June 26, 2003. Since March 2003, Mr. Dacko has also served as Chief Financial Officer and Secretary and he served as our Controller from February 2001 to March 2003. Prior to joining us, Mr. Dacko was Controller for PopMail.com, inc., a publicly held email/marketing services and restaurant company, from January 1999 until January 2001. From November 1994 to December 1998, Mr. Dacko was Controller for Woodroast Systems, Inc., a publicly held restaurant company based in Minneapolis, Minnesota. Mr. Dacko has no prior experience in the precious mineral exploration or mining industry.

Norman D. Lowenthal was appointed to our board of directors on September 4, 2003. Mr. Lowenthal has a long and successful history in the mining industry, having chaired several gold and diamond operating companies, both listed and unlisted on the Johannesburg Securities Exchange (“JSE”). He has also been responsible for major diamond discoveries in South Africa and has participated in the establishment of a platinum producing entity. From January 2001 to June 2007, Mr. Lowenthal served as Chairman of SSC Mandarin Financial Services based in Hong Kong. SSC Mandarin Financial Services is a joint venture partner with the China Gold Association, which is the central bureau for the association of China gold mines. Mr. Lowenthal has extensive experience of listings of People’s Republic of China companies on the Hong Kong and Singapore Stock Exchanges and has spent the past eight years in negotiating and acquiring major natural resource projects in mainland China. Mr. Lowenthal served as Chairman of the JSE for the years 1997 to 2000 and since 1997 to date is a member of the Securities Regulation Panel of South Africa.

There is no family relationship between any of our directors and executive officers.

Vote Required

All shares represented by proxies will be voted “FOR” the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board. In order to be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Board held 23 meetings (either in person or by conference call) in 2006 and took action by written consent 20 times. All directors attended at least 75 percent of the aggregate meetings of the Board and of the committees on which they served. The Board has established an independent committee of the Board, consisting of Stephen D. King and Norman D. Lowenthal, neither of whom are affiliated with Hawk Uranium Inc. (f/k/a Hawk Precious Minerals Inc.), which exercises the full power of the Board with respect to matters relating to transactions with Hawk Uranium Inc. The Board has no other committees at this time due to the associated expenses and the relatively small size of our Board.

In performing the functions of the audit committee, the Board oversees our accounting and financial reporting process. In this function, the Board performs several functions. The Board, among other duties, evaluates and assesses the qualifications of the Company’s independent auditors; determines whether to retain or terminate the existing independent auditors; meets with the independent auditors and financial management of the Company to review the scope of the proposed audit and audit procedures on an annual basis; reviews and approves the retention of independent auditors for any non-audit services; reviews the independence of the independent auditors; reviews with the independent auditors and with the Company’s financial accounting personnel the adequacy and effectiveness of accounting and financial controls and considers recommendations for improvement of such controls; reviews the financial statements to be included in our annual and quarterly reports filed with the Securities and Exchange Commission; and discusses with the Company’s management and the independent auditors the results of the annual audit and the results of our quarterly financial statements. The Board adopted a written Audit Committee Charter, a copy of which can be found on our company website at www.witsbasin.com. The Board did not meet in its capacity as audit committee in 2006. The Board has further determined that Mr. Lowenthal qualifies as an “audit committee financial expert,” as defined by applicable rules of the Securities and Exchange Commission.

While we do not currently have a standing compensation committee, our non-employee directors each participate in the consideration of executive officer compensation, and our entire Board participates in the consideration of director compensation. Our non-employee board members oversee our compensation policies, plans and programs. Our non-employee board members further review and approve corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews the compensation and other terms of employment of our Chief Executive Officer and our other executive officers; and administers our equity incentive and stock option plans. The Board has adopted a written Compensation Committee Charter, a copy of which can be found on our website at www.witsbasin.com.

Each of our directors participates in the consideration of director nominees. In addition to nominees recommended by directors, the Board will consider nominees recommended by shareholders if submitted in writing to our Secretary. The Board believes that any candidate for director, whether recommended by shareholders or by the Board, should be considered on the basis of all factors relevant to our needs and the credentials of the candidate at the time the candidate is proposed. Such factors include relevant business and industry experience and demonstrated character and judgment.

Communication with the Board of Directors

Although we have not adopted a formal process for shareholder communications with our Board, we believe shareholders should have the ability to communicate directly with the Board so that their views can be heard by the Board or individual directors, as applicable, and that appropriate and timely responses are provided to shareholders. All communications regarding general matters should be directed to our Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the complete Board or for any particular director(s). If no designation is made, the communication will be forwarded to the entire board. Shareholder communications to the Board should be sent to:
Corporate Secretary
Attention: Board of Directors [or name(s) of particular directors]
Wits Basin Precious Minerals Inc.
900 IDS Center, 80 South 8th Street
Minneapolis, MN 55402-8773

Director Independence

In determining whether the members of our Board are independent, we have elected to use the definition of “independence” set forth by Section 121 of the Listing Standards for the American Stock Exchange (“AMEX”), although we are not currently listed on AMEX, whereby a majority of the members of a listed company’s board of directors must qualify as “independent” as determined by the board. Consistent with these considerations, and after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, the Board has determined that none of our directors are currently independent within the meaning of the applicable listing standard of AMEX.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, controller and persons performing similar functions. The Code of Ethics is available on our website at www.witsbasin.com. If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of the Code of Ethics to an executive officer or director, we will promptly disclose the nature of the amendment or waiver by filing with the SEC a current report on Form 8-K.

REPORT OF THE BOARD OF DIRECTORS*

The following is the report of our Board with respect to our audited financial statements for the fiscal year ended December 31, 2006.

Our Board has reviewed and discussed the financial statements with management and Carver Moquist & O’Connor, LLC, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Carver Moquist & O’Connor, LLC is responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

Our Board has reviewed and discussed our audited financial statements with management and Carver Moquist & O’Connor, LLC, our independent registered public accounting firm.  Our Board has also discussed with Carver Moquist & O’Connor, LLC the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements.  Our Board has also received written disclosures and the letter from Carver Moquist & O’Connor, LLC required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from us and our related entities, and has discussed with Carver Moquist & O’Connor, LLC their independence from us.

Based on the review and discussions referred to above, our Board approved the inclusion of our audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

H. Vance White
Stephen D. King
Mark D. Dacko
Norman D. Lowenthal

* This report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Biographical Summaries of Named Executive Officers

Name	Age	Position
Stephen D. King	51	Chief Executive Officer and Director
Clyde L. Smith	70	President
Mark D. Dacko	55	Chief Financial Officer, Secretary and Director

Stephen D. King was appointed as Chief Executive Officer effective September 15, 2006 and has served as a director since July 8, 2004. His complete biography is set forth above under the caption “Proposal 1: Election of Directors – Biographical Summaries of Nominees for the Board of Directors.”

Dr. Clyde L. Smith was elected President effective September 15, 2006. Since 1970, Dr. Smith has been sole owner and operator of CL Smith Consultants, an independent geological consulting firm. Dr. Smith holds a B.A. from Carleton College, a M.Sc. from the University of British Columbia, and a Ph.D. from the University of Idaho. He is a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of British Columbia. Dr. Smith has founded or co-founded five exploration companies and is responsible for the discovery of four deposits: the Jason lead-zinc-silver deposit, Yukon Territory, Canada; the Santa Fe gold deposit, Nevada; the North Lake gold deposit, Saskatchewan, Canada; and the Solidaridad gold-silver-copper deposit, Mexico.

Mark D. Dacko was appointed to our board of directors on June 26, 2003. Since March 2003, Mr. Dacko has also served as Chief Financial Officer and Secretary. His complete biography is set forth above under the caption “Proposal 1: Election of Directors – Biographical Summaries of Nominees for the Board of Directors.”

Significant Employees

William Green was appointed as our President of Asia Operations in February 2007. From 2000 to 2007, Mr. Green served as president and chief operating officer of Green Mountain Properties, Inc., a real estate investment and management firm located in Ohio. We consider Mr. Green to be a “significant employee.”

Summary Compensation of Named Executive Officers

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as our principal executive officer during our last completed fiscal year; (ii) each other individual that served as a named executive officer at the conclusion of the fiscal year ended December 31, 2006 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “Named Executives”).

Name and Principal Position	Year	Salary	Bonus		Option Awards	All Other Compensation		Total
Stephen D. King (1) Chief Executive Officer	2006	$37,500	$75,000	(2)	$—	$196,746	(3)	$309,246
Mark D. Dacko (4) Chief Financial Officer, Secretary	2006	$120,000	$10,000		$—	$—		$130,000
H. Vance White (5) Former Chief Executive Officer	2006	$—	$—		$—	$—		$—

(1)	Stephen D. King was elected Chief Executive Officer effective September 15, 2006 and served as our President from May 15, 2006 to September 15, 2006.
(2)	Relating to a one-time bonus paid to Mr. King for his efforts relating to our April 2006 warrant call.
(3)
Includes the following compensation: (i) $80,000 received pursuant to a consulting agreement dated January 27, 2005 with Mr. King for consulting services relating to strategic merger, acquisition and corporate advice with regard to our Colorado mining opportunities, (ii) $37,183 in reimbursements to Mr. King for administrative assistance obtained by Mr. King for his Atlanta office; and (iii) $75,000 paid to Corporate Resource Management, Inc., an entity wholly owned by Deb King, the spouse of Stephen D. King, pursuant to a consulting agreement with Corporate Resource Management relating to its services to us to provide investment banking services relating to the purchase and sale of mining related assets.

(4)	Mr. Dacko was paid a one-time bonus as compensation for prior year cost of living raises never received.
(5)	H. Vance White served as our Chief Executive Officer until September 15, 2006. Mr. White did not receive compensation for his services in such capacity.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option and non-vested stock award held by each of our named executive officers as of December 31, 2006.

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)		Option Expiration Date
Stephen D. King Chief Executive Officer	250,000 250,000 200,000	(1) (2) (3)	—	$ $ $	0.40 0.26 0.15	7/8/14 5/2/15 10/20/15
Mark D. Dacko Chief Financial Officer, Secretary	40,000 350,000 125,000 250,000 200,000	(4) (5) (6) (2) (3)	—	$ $ $ $ $	2.75 0.56 0.23 0.26 0.15	2/5/11 7/9/13 12/29/14 5/2/15 10/20/15
H. Vance White Former Chief Executive Officer	1,000,000 250,000 200,000	(7) (2) (3)	—	$ $ $	0.56 0.26 0.15	7/9/13 5/2/15 10/20/15

(1)	These options vested in portions of 125,000, 62,500 and 62,500 on 7/8/04, 1/8/05 and 7/8/05, respectively.
(2)	These options vested in their entirety on 5/2/05.
(3)	These options vested in their entirety on 10/20/05.
(4)	These options vested 10,000, 15,000 and 15,000 on 5/5/01, 2/5/02 and 2/5/03, respectively.
(5)	These options vested 175,000, 87,500 and 87,500 on 7/9/03, 1/9/04 and 7/9/04, respectively.
(6)	Our Board granted Mr. Dacko a stock option for his voluntary deferment of his salary for a six-month period during 2004: 125,000 shares at $0.23 per share.
(7)	These options vested 500,000, 250,000 and 250,000 on 7/9/03, 1/9/04 and 7/9/04, respectively.

Employment Agreements

As of December 31, 2006, we have not entered into formal employment agreements with our executive officers, with the exception of our President, Dr. Clyde Smith. Pursuant to a letter agreement with Dr. Smith dated September 14, 2006 and amended September 21, 2006, Dr. Smith is entitled to receive an annual salary of $120,000. Additionally, Dr. Smith was granted (i) an option to purchase 1,500,000 shares of common stock (the “Standard Options”) and (ii) a ten-year option to purchase 500,000 shares of common stock (the “Incentive Based Stock Options”), each of which have an exercise price of $0.31 per share (the closing sale price of our common stock as reported on the OTCBB on the day of grant). The Standard Options vest in equal parts annually over five years, with the first 300,000 vesting on the date of grant, September 15, 2006. The Incentive Based Stock Options vest in equal parts annually over five years, with the first 100,000 vesting on September 15, 2007), subject to our satisfaction of certain criteria set by our Chief Executive Officer relating to our exploration projects. The agreement with Dr. Smith is at-will, and does not have any term of employment.

Until September 15, 2006, Mr. White served as our chief executive officer and did not collect any salary. Stephen D. King, our Chief Executive Officer since September 15, 2006 and our President from May 15, 2006 to September 15, 2006, is entitled to a monthly salary of $5,000. Mark D. Dacko, our Chief Financial Officer, is entitled to a monthly salary of $10,000. Neither of these individuals has a formal agreement with us.

We have not entered into any severance or change of control provisions with any of our named executive officers.

Compensation of Directors

Our non-employee directors are reimbursed for all reasonable and necessary costs and expenses incurred in connection with their duties as directors. In addition, we issue options to our directors as determined from time to time by the Board. In 2006, no option awards were issued. In 2005, we issued options to purchase a total of 900,000 shares of our common stock to two directors as follows: on May 2, 2005, we granted an option to purchase 250,000 shares to Mr. Lowenthal and 250,000 shares to Mr. King; and on October 20, 2005 we granted an option to purchase 200,000 shares to Mr. Lowenthal and 200,000 shares to Mr. King. The grants to Messrs. Lowenthal and King were both pursuant to our 2003 Director Stock Option Plan.

On January 27, 2005, the Board authorized a consulting agreement with Stephen D. King. The agreement was for consulting services to provide strategic merger, acquisition and corporate advice with regard to our Colorado mining opportunities, as well as other consulting services. Under this agreement, we paid Mr. King $207,000 in fiscal 2005 and $80,000 in fiscal 2006.

Members of our board who are also employees of ours receive no compensation for their services as directors.

PROPOSAL NO. 2:

AMENDMENTS TO OUR ARTICLES OF INCORPORATION

Summary of the Amendment

Proposal No. 2 recommends to the shareholders that the Company’s current Articles of Incorporation be amended and restated in its entirety, in the form set forth on Appendix A hereto. If approved by the shareholders at the Annual Meeting, the Amended and Restated Articles of Incorporation would (i) increase the authorized number of shares of our capital stock from 150,000,000 to 300,000,000, all of such additional shares to constitute undesignated capital stock, (ii) amend the address of our registered office to reflect our current registered office address and (iii) delete certain references in our current Articles of Incorporation that are outdated and unnecessary, including references to our Series B Convertible Preferred Stock, none of which are currently outstanding, and unnecessary information relating to our initial incorporator. The effect of the proposed amendments will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding.

Under our current and proposed Articles of Incorporation, shareholders do not and will not have pre-emptive rights. Therefore, should the Board elect to issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase those shares and the issuance could have a dilutive effect on earnings per share, book value per share and the voting power and shareholdings of current shareholders, depending on the particular circumstances in which the additional shares of common stock are issued.

The Board has approved the Amended and Restated Articles of Incorporation set forth on Appendix A hereto.

General Effect of and Reasons for the Amended and Restated Articles of Incorporation

Increase in Number of Authorized Shares of Capital Stock

We currently have 150,000,000 shares of capital stock authorized. As of August 24, 2007, there were 107,139,199 shares of common stock issued and outstanding. Additionally, as of August 24, 2007, we had approximately 47,980,773 common shares issuable upon the exercise of outstanding options, warrants and other convertible securities. If all outstanding options, warrants and other convertible securities currently outstanding were immediately exercised or converted (as the case may be), we would not have an adequate number of authorized and unissued shares of capital stock to honor such exercises or conversions. To enable us to obtain necessary financing at various times, prior to the issuance of common stock (including derivative securities exercisable into common stock) in excess of our authorized capital, we have approached certain members of our board of directors, management team and other derivative holders of our capital stock, collectively holding rights to acquire approximately 15,000,000 shares of our common stock, to defer their right to exercise their respective derivative securities unless and until such time that we obtain shareholder approval to increase our authorized capital stock to enable the exercise or conversion of their respective shares. As of August 24, 2007, we have received the agreement of certain of these individuals (as identified below) with respect to 6,263,000 derivative shares, but may receive additional agreements prior to the date of the Annual Meeting and thereafter. The Company has a sufficient number of authorized shares of common stock to enable the conversion or exercise of derivative securities owned by holders thereof who have not agreed to abstain from converting or exercising their securities. An aggregate of 9,263,000 shares of the Company’s common stock will be reserved for issuance at such time the Company increases its authorized capital stock (if and when approved by the Company’s stockholders at the Annual Meeting), 6,263,000 of such amount from the reauthorization of outstanding derivative securities and 3,000,000 of such amount from the exercisability of a warrant proposed to be issued pursuant to our negotiation of a consulting agreement, which will be subject to third party consent as referenced below.

The increase in the number of authorized shares of capital stock would improve our flexibility in responding to future business needs and opportunities. The additional authorized shares could be used for possible stock splits, future acquisitions, financings, stock dividends and other corporate purposes. If the Amended and Restated Articles of Incorporation are approved, the Board would be authorized to issue shares of capital stock without additional shareholder approval, subject to applicable law. Subject to any such limitations, the Board would be authorized to issue shares of capital stock in one or more transactions, and in one or more classes of stock. The additional authorized shares of capital stock would constitute undesignated shares upon approval of the proposal, and would be subject to the Board’s ability to set the class, rights and privileges of any shares to be issued.

At this time, the Company’s only planned use for the additional shares of authorized capital stock is to authorize the issuance of common stock upon exercise of such derivative securities so that such securityholders would no longer be contractually prohibited from exercising their respective derivative securities and to enter into a proposed consulting agreement with a third party, pursuant to which the Company will issue a warrant to purchase up to 3,000,000 shares of the Company’s common stock. The Company’s entry into that agreement, and its issuance of the warrant, is conditioned upon receipt of the consent of a third party, which consent is pending. If the Company obtains the consent of such third party, the shares of common stock issuable upon exercise of the warrant will be subject to the Company increasing its authorized shares of capital stock to a number permitting such exercise.

The Company has been in informal discussion and negotiation with various other parties with respect to financing transactions whereby the Company would be required to issue shares of its capital stock, but has not entered into any formal arrangements creating any obligations of this nature.

The issuance of additional shares of our common stock may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various transactions. The proposed increase in the number of authorized shares could enable our Board to issue shares of common stock to render more difficult an attempt by another person or entity to obtain control of us, although the Board has no present intention of issuing additional shares for such purposes and has no present knowledge of any takeover efforts.

In the event this proposal is approved by our shareholders, the following shareholders shall, automatically and without further required action by such shareholders or us and without any financial consideration paid to us, again be entitled to exercise or convert the following derivative securities (as discussed above) in accordance with their respective original terms:

Derivative Holder	Derivative Shares
Boston Financial Partners, Inc.	3,375,500
Arthur Bergeron	375,000
William Hickey	25,000
Caribbean Consultants Holdings Associated SA	1,000,000
Everest Ltd	625,000
Noble Securities Holding Ltd	315,000
Noble Consultants (St Lucia) Ltd	250,000
Bernie Hertel	25,000
Henry Fong	272,500
Total	6,263,000

As noted above, we have approached additional members of our board of directors, management team and other derivative holders of our capital stock with similar requests to defer their right to exercise their respective derivative securities unless and until such time that we obtain shareholder approval to increase our authorized capital stock to enable the exercise or conversion of their respective shares. In the event any such persons agree, prior to our receipt of such shareholder approval, to defer their right to exercise or convert their derivative securities, such persons will also be entitled to again exercise or convert their respective securities in accordance with the original terms thereof.

Change in Registered Address

Our current Articles of Incorporation do not reflect the current address of our registered office. Accordingly, we are proposing an amendment to the Articles of Incorporation to reflect the current location of our registered address. In the event this proposal is not approved, the Board has the authority under applicable Minnesota law to effect the change in registered address.

Removal of Outdated Terms

Our current Articles of Incorporation include references to provisions that are not currently in effect, including (i) outdated references to our previously designated Series B Convertible Preferred Stock, none of which are currently outstanding, and (ii) references to the incorporator of our Company, which are no longer required. Our Series B Convertible Preferred Stock was originally designated on May 16, 2000. Any and all shares of Series B Convertible Preferred Stock that were issued and outstanding, including any warrants or options to acquire shares of Series B Convertible Preferred Stock, have either converted into common stock or expired pursuant to the terms and conditions in our Articles of Incorporation relating to such shares of Series B Convertible Preferred Stock, which are located in Article 3, Section D of our current Articles of Incorporation. Accordingly, approval of this proposal would delete, in its entirety, Article 3, Section D of our Articles of Incorporation because such provision is no longer applicable.

Under applicable Minnesota law, we are no longer required to provide the name and address of our incorporator. Accordingly, approval of this proposal would delete, in its entirety, Article 5 of our current Articles of Incorporation because such provision is no longer required.

If the Amended and Restated Articles of Incorporation are approved, they will become effective upon the filing of Amended and Restated Articles of Incorporation with the Secretary of State of Minnesota.

Other Considerations

As discussed above under the caption “General Effect of and Reasons for the Amended and Restated Articles of Incorporation - Increase in Number of Authorized Shares of Capital Stock,” our proposal to increase the number of shares of authorized capital stock from 150,000,000 to 300,000,000 will enable us to obtain additional financing necessary for us to proceed with our current business plan. If approved, this increase in authorized capital stock will permit those parties who have agreed not to exercise or convert certain of their derivative securities to acquire our common stock until such time we have obtained shareholder approval to increase our authorized capital stock (as discussed above) to, with respect to such derivative securities, participate in the proposed merger transaction with Easyknit Enterprises Holdings Limited (“Easyknit”), should it be consummated, details of which have been disclosed in our Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2007 and May 15, 2007. Notwithstanding this effect of the increase in the Company’s common stock, this proposal is independent from, and not conditioned upon or a condition to, the completion of the proposed merger transaction. This increase in the number of authorized shares of capital stock will permit us to obtain necessary financing independent from the merger, and such financings may occur prior to the completion of the merger, or in the event the merger is not consummated. Since the merger consideration to be received by our shareholders (including holders of our derivative securities) has already been set in the event the merger is completed, our shareholders will suffer dilution to the extent any of the additional shares for which approval is sought are issued prior to the merger. For example, in the event this proposal is approved and we issue additional shares of capital stock prior to completion of the merger, each of our respective shareholders will receive a smaller proportion of the merger consideration to be received by our shareholders collectively if the merger is completed, and conversely, the shareholders of Easyknit will receive the benefit of our financing or other corporate activity, as part of the post-merger entity, without suffering any similar dilutionary effect to their shareholdings in Easyknit or the post-merger entity.

This proxy statement is not a solicitation for shareholder approval of the merger, as such shareholder approval will be sought in a subsequent proxy statement to our shareholders as discussed herein. In connection with the proposed merger, Easyknit will file a registration statement on Form F-4, which will include a proxy statement of Wits Basin that also constitutes a prospectus of Easyknit, and other documents with the SEC. Such registration statement, however, is not currently available. OUR SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement/prospectus will be mailed to our shareholders. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing relevant information about us and Easyknit without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to our Investor Relations at Lighthouse Communications (866) 739-0390 or info@lhcom.bz.

We and Easyknit, and each party’s respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from our shareholders with respect to the proposed merger. Information about Easyknit’s directors and executive officers will be available in our proxy statement to be filed with the SEC as referenced above. Information about our directors and officers will be available in our proxy statement to be filed with the SEC as referenced above, and is currently available in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 16, 2007 (and enclosed as part of this proxy statement) and other public filings we make with the SEC. Other information about the participants in the proxy solicitation to be made with the SEC relating to the merger, and a description of the direct and indirect interests of such participants (by security holdings or otherwise) will be contained in the proxy statement to be filed with the SEC and other relevant materials after they are filed with the SEC.

The disclosure in this proxy statement is issued pursuant to Rule 135 under the Securities Act of 1933, as amended, and shall not constitute an offer to sell or the solicitation of an offer to purchase any securities.

Vote Required

To be approved, Proposal 2, with respect to our Amended and Restated Articles of Incorporation, must receive a “FOR” vote from the majority of shares present either in person or by proxy and entitled to vote.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

OTHER MATTERS

Our Independent Registered Public Accounting Firm

On February 8, 2007, our Board ratified the engagement of Carver Moquist & O’Connor, LLC (“CMO”) to audit our financial statements for the year ended December 31, 2006 and on January 23, 2006, our Board ratified the engagement of CMO to audit our financial statements for the year ended December 31, 2005. We expect that representatives of CMO will be in attendance at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Fees Billed to us by our Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed for professional services rendered by CMO for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-KSB and 10-QSB for 2006 and 2005, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $77,912 for the year ended December 31, 2006 and $37,440 for the year ended December 31, 2005.

Audit Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

All Other Fees

There were no other fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

At present, we do not have an audit committee, but rather our entire Board performs the functions of the audit committee. Our Board approves each engagement for audit or non-audit services before we engage our independent auditor to provide those services. The Board has not established any pre-approval policies or procedures that would allow our management to engage our independent auditor to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by our independent auditors for fiscal 2006 was obtained in reliance on the waiver of the pre-approval requirement afforded in Securities and Exchange Commission regulations.

Certain Transactions and Relationships

The following describes certain relationships and related transactions that we have with persons deemed to be affiliates of ours. We believe that each of the transactions described below were on terms at least as favorable to us as we would have expected to negotiate with unaffiliated third parties.

Hawk Uranium Inc. (f/k/a Hawk Precious Minerals Inc.)

On May 15, 2006, we entered into a management services agreement with Hawk Uranium Inc. (“Hawk”), whereby Hawk agreed to provide certain management and administrative services to us. The term of the agreement was until December 31, 2006 and required a US $50,000 payment. Vance White, our Chairman, serves as President of Hawk.

On June 29, 2006, we executed a Memorandum of Agreement with Hawk (the “Hawk Memorandum”). Under the terms of the Hawk Memorandum, we acquired a 50% interest in certain mining claims located in northern Ontario, held entirely by Hawk by issuing Hawk 40,000 shares of our common stock.

SSC Mandarin Financial Services Limited

Norman D. Lowenthal, a director, served as Non-Executive Chairman of SSC Mandarin Financial Services Limited (“SSC Mandarin Financial”), a Hong Kong corporation, until June 2007.

We have acquired from SSC Mandarin Group Limited (“SSC Mandarin Group”), an affiliate of SSC Mandarin Financial, 100% of the equity interests in two corporations, for each of which we have paid the nominal purchase price of $10,000 HK Dollars: (i) China Global Mining Resources Limited, a British Virgin Islands corporation (“China Global BVI”), and (ii) China Global Mining Resources Limited, a Hong Kong corporation. Additionally, we have entered into agreements with SSC Mandarin Financial to acquire (i) a 40% equity interest in SSC Mandarin Africa (Proprietary) Limited, a South African corporation) for $400,000 US Dollars and (ii) an option to acquire a 60% interest in SSC-Sino Gold Consulting Co. Limited, a corporation governed by the People’s Republic of China (“SSC-Sino Gold”) at an exercise price of $5,000,000 US Dollars, with the price of the option being $100,000 US Dollars.

From April 2007 to our acquisition of China Global BVI in July 2007, we loaned China Global BVI an aggregate of approximately $8,000,000, pursuant to which we received secured promissory notes from BVI. Each of the promissory notes is payable on or prior to December 31, 2007, and accrued simple interest at a rate of 8% per annum. As security for the obligations of China Global BVI under the promissory notes, China Global has provided us a security interest in its rights in certain agreements relating to nickel and iron ore mining properties with which it is involved: (i) an Equity Transfer Heads of Agreement dated May 4, 2007, in respect of purchase of 95% of the equity in Yun County Changjiang Mining Company Limited; (ii) an Equity and Asset Transfer Heads of Agreement, dated May 4, 2007, in respect of purchase of 100% equity in Nanjing Sudan Mining Co., Ltd. and assets from both of Mannshan Zhaoyuan Mining Co., Ltd. and Xiaonanshan Mining Co., Ltd.; (iii) a Joint Venture Agreement dated April 14, 2007 and Supplemental Agreement dated June 6, 2007, in respect of acquisition of 80% equity interest in Sino-American Hua Ze Nickel & Cobalt Metal Co., Ltd.; (iv) a commodity purchase agreement dated June 15, 2007, for the purchase of 40 tons of electrolytic nickel.; (v) Equity Transfer Heads of Agreement dated April 26, 2007 in respect of the purchase of an 80% equity interest in Tongguan Taizhou Gold Mining Co., Ltd.

Andrew Green

In April 2006, we entered into an amendment to the Secured Convertible Promissory Note made by us in favor of Andrew Green on November 1, 2005. In consideration of the amendment, which extended the term of the note, we issued 60,000 shares of our common stock to Mr. Green and granted an option to Mr. Green to purchase at a price of $0.20 per share, a number of shares of our common stock in an amount equal to, but not greater than, the final principal and interest balance of the note divided by 0.20 at any time on or prior to August 31, 2006.

In May 2006, we made a $600,000 principle payment and paid the accrued interest of $44,091 by the issuance of 220,456 shares (valued at $0.20 per share) of our common stock.

On August 18, 2006, we executed a standby joint venture financing agreement with Mr. Green. That agreement contemplates Mr. Green’s future participation in joint venture or financing arrangements presented to Mr. Green by us for the purposes of financing mineral exploration projects. The agreement set forth basic terms of any such future joint venture or financing arrangements, including terms relating to the payment of proceeds from any project for which a joint venture or financing arrangement has been entered, but may be subject to written agreements relating to specific projects.

As consideration for Mr. Green’s agreement to review and consider projects presented by us, Mr. Green’s right to purchase up to 3,000,000 shares of our common stock at a purchase price per share of $0.20, as provided pursuant to that certain Amendment to Secured Convertible Promissory Note made by us on April 1, 2006 in favor of Mr. Green, was extended from August 31, 2006 to March 31, 2007.

On February 23, 2007, in consideration of a $700,000 loan from Mr. Green, we issued a promissory note in the principal amount of $700,000 to Mr. Green. The promissory note had a maturity date of March 31, 2007, and bore interest at a rate of 6% per annum. The promissory note was paid in full on March 29, 2007 along with accrued interest of $3,912. Under the terms of the promissory note, and as additional consideration for the loan, we reduced the exercise price of certain pre-existing warrants to purchase an aggregate of 3,550,000 shares of our common stock from $0.12 to $0.09125 and extended the expiration date of an outstanding right to purchase up to 3,000,000 shares of our common stock at a price per share of $0.20 from March 31, 2007 to December 31, 2007. On March 29, 2007 and June 1, 2007, Mr. Green exercised his right to purchase an aggregate of 3,000,000 shares of our common stock, for which he paid us an aggregate of $600,000 in consideration.

In April 2007, in consideration of a $625,000 loan from Mr. Green, we issued a promissory note to Mr. Green in the principal amount of $625,000. The promissory note had a maturity date of May 28, 2007, and bore simple interest at a rate of 12% per annum. On June 20, 2007, we paid the outstanding principal and interest on this note in full. Additionally, we have provided Mr. Green a right of first refusal to acquire 10% of our interest in the option to acquire the equity interest in SSC-Sino Gold.

Corporate Resource Management, Inc.

We entered into a consulting agreement with Corporate Resource Management, Inc., a Minnesota corporation (“CRM”), effective May 15, 2006. CRM is an entity wholly owned by Deb King, the spouse of Stephen D. King, our Chief Executive Officer and a director. CRM will provide us with investment banking services relating to the purchase and sale of mining related assets. The terms of the agreement include the following: (i) a two-year initial term with the right to terminate with a 30-day written notice, subject to a $75,000 termination fee payable to CRM if terminated by us without cause, (ii) a fee of $10,000 per month, plus reimbursement of normal out-of-pocket expenses, and (iii) commissions of up to two percent of the value of the transaction upon successful closings of any asset transactions during the term of the agreement and for a period of one year following termination.

Consulting Agreement with Stephen D. King

On January 27, 2005, the Board authorized a consulting agreement with Stephen D. King, at the time a director, and who currently serves as our Chief Executive Officer and as a director. The agreement was for consulting services to provide strategic merger, acquisition and corporate advice with regard to our Colorado mining opportunities, as well as other consulting services. Under this agreement, we paid Mr. King $207,000 in fiscal 2005 and $80,000 in fiscal 2006. Upon acceptance of Mr. King’s employment as our President in March 2006, the agreement was terminated.

Boston Financial Partners, Inc.

On April 13, 2007, we entered into a consulting agreement with Boston Financial Partners, Inc. (“Boston Financial”), an entity controlled by Thomas Brazil, who is deemed to beneficially hold in excess of 5% of our capital stock, on a fully diluted basis. Pursuant to the agreement, the Company is required to pay Boston Financial an aggregate of $100,000 in consideration of Boston Financial’s provision of strategic merger, acquisition, and corporate consulting services. The term of the agreement is for 6 months, and is terminable by either party upon 10 days written notice.

On May 25, 2007, in consideration of Mr. Brazil’s assistance in obtaining agreements from certain of our warrantholders to agree not to exercise their respective warrants until such time that we obtain shareholder approval to increase our authorized shares of capital stock and effect such increase in our authorized capital stock, we agreed to extend the expiration date relating to warrants to purchase 1,380,000 shares of common stock held by Boston Financial from May 27, 2007 to December 31, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who are the beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during 2006, we believe that all such forms were filed on a timely basis, except for the following:

1.	Norman D. Lowenthal filed a Form 4 on May 4, 2006 relating to a transaction on April 28, 2006.
2.	Clyde L. Smith filed a Form 3 on September 21, 2006 relating to a transaction on September 15, 2006.
3.	Clyde L. Smith filed a Form 4 on September 21, 2006 relating to a transaction on September 15, 2006.

Availability of Form 10-KSB

Due to the added disclosure requirements under the Sarbanes-Oxley Act, we have chosen to utilize our 2006 Form 10-KSB as the content for the 2006 Annual Report, which is included with this Proxy Statement. This and other Securities and Exchange Commission filings are also available at the Securities and Exchange Commission’s EDGAR service through the Internet at www.sec.gov/edgarhp.htm. Our trading symbol is “WITM.” The 2006 Annual Report includes, without limitation, the following information incorporated herein by reference:

Content of Disclosure	Portion of Annual Report Where Disclosure is Located
Financial Statements for fiscal years ended December 31, 2006 and 2005	Item 7. Consolidated Financial Statements

Management Discussion and Analysis and Results of Operations	Item 6. Management Discussion and Analysis or Plan or Operation

Changes and Disagreements with Accountants on Accounting and Financial Disclosure	Item 8. Changes and Disagreements with Accountants on Accounting and Financial Disclosure

The Board does not intend to present at the Annual Meeting any other matter not referred to above and does not presently know of any matter that may be presented at the Annual Meeting by others. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxies to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors,

WITS BASIN PRECIOUS MINERALS INC.

/s/ Stephen D. King
Stephen D. King
Chief Executive Officer

Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

WITS BASIN PRECIOUS MINERALS INC.

[Including amendments through ___________]

The undersigned hereby creates a corporation under Chapter 302A of the Minnesota Statutes and adopts the following Articles of Incorporation:

ARTICLE 1
NAME

The name of the Corporation is Wits Basin Precious Minerals Inc.

ARTICLE 2
REGISTERED OFFICE

The address of the registered office of the Corporation is 900 IDS Center, 80 South 8th Street, Minneapolis, Minnesota 55402.

ARTICLE 3
CAPITAL

A.
The Corporation is authorized to issue three hundred million (300,000,000) shares of capital stock, having a par value of one cent ($.01) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota.

B.
In addition to any and all powers conferred upon the Board of Directors by the laws of the State of Minnesota, the Board of Directors shall have the authority to establish by resolution more than one class or series of shares, either preferred or common, and to fix the relative rights, restrictions and preferences of any such different classes or series, and the authority to issue shares of a class or series to another class or series to effectuate share dividends, splits or conversion of the Corporation’s outstanding shares.

C.
The Board of Directors shall also have the authority to issue rights to convert any of the Corporation’s securities into shares of stock of any class or classes, the authority to issue options to purchase or subscribe for shares of stock of any class or classes, and the authority to issue share purchase or subscription warrants or any other evidence of such option rights which set forth the terms, provisions and conditions thereof, including the price or prices at which such shares may be subscribed for or purchased. Such options, warrants and rights, may be transferable or nontransferable and separable or inseparable from other securities of the Corporation. The Board of Directors is authorized to fix the terms, provisions and conditions of such options, warrants and rights, including the conversion basis or bases and the option price or prices at which shares may be subscribed for or purchased.

A-1

ARTICLE 4
SHAREHOLDER RIGHTS

A.            No shareholder of the Corporation shall have any preemptive rights.

B.            No shareholder of the Corporation shall have any cumulative voting rights.

ARTICLE 5
WRITTEN ACTION BY LESS THAN ALL OF THE DIRECTORS

Any action required or permitted to be taken at a Board meeting, other than an action requiring shareholder approval, may be taken by written action of the Board of Directors if signed by the number of directors that would be required to take the same action at a meeting at which all directors were present.

ARTICLE 6
LIMITED LIABILITY OF DIRECTORS

To the fullest extent permitted by law, a director shall have no personal liability to the Corporation or its shareholders for breach of fiduciary duty as a director. Any amendment to or repeal of this Article 7 shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE 7
BUSINESS COMBINATIONS AND CONTROL SHARE ACQUISITIONS

Pursuant to Sections 302A.671, Subd. 1(a) and 302A.673, Subd. 3 (b)(1) of the Minnesota Business Corporation Act, the Corporation elects not to be subject to the provisions of Sections 302A.671 and 302A.673 of the Act.

IN WITNESS WHEREOF, I have signed my name on ___________, 2007.

Wits Basin Precious Minerals Inc.

Stephen D. King
Chief Executive Officer

A-2

ANNUAL MEETING OF SHAREHOLDERS OF

WITS BASIN PRECIOUS MINERALS INC.

September 21, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430000000000000000 8 092107

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1) AND (2) ABOVE, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSALS. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

WITS BASIN PRECIOUS MINERALS INC.

September 21, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

\- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

\- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

\- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430000000000000000 8   092107

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1) AND (2) ABOVE, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSALS. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.